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DATED                                                  2000
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                                                                   Exhibit 10.12

(1)  COMMUNICATIONS COLLATERAL LIMITED

(2)  TELEMONDE INVESTMENTS LIMITED

(3)  TELEMONDE INTERNATIONAL BANDWIDTH LIMITED

(4)  TELEMONDE INC

(5)  KEVIN MAXWELL

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                             FORBEARANCE AGREEMENT
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THIS DEED is made the                 day of                   2000

BETWEEN:

(1) COMMUNICATIONS COLLATERAL LIMITED ("CCL") a company registered in the British Virgin Islands and having its registered office at PO Box 438, Road Town, Tortola, British Virgin Islands;

(2) TELEMONDE INVESTMENTS LIMITED ("TIL") a company registered in the British Virgin Islands and having its registered office at Craigmuir Chambers, Road Town, Tortola, British Virgin Islands;

(3) TELEMONDE INTERNATIONAL BANDWIDTH LIMITED ("TIBL") a company registered in the British Virgin Islands and having its registered office at Lake Building, 1/st/ Floor, Wickham's Cay 1, P O Box 3152, Road Town, Tortola, British Virgin Islands;

(4) TELEMONDE INC. a Delaware corporation ("Telemonde") whose office is at 200 Madison Avenue, Suite 520, New York, NY 10016.

(5)  KEVIN MAXWELL of 40 Portman Square, London W1H 9FH

WHEREAS

(A) On 15 April 1999, TIL entered into a Capacity Option Agreement ("the Option Agreement") with CCL under which TIL granted an option (the "Put Option") to CCL to require TIL to purchase certain capacity on the Gemini System for US$6,500,000.

(B) The Put Option has been exercised but the sale of the capacity pursuant to that exercise has not yet been fully completed. TIL has paid US$2,500,000 of the purchase price on exercise of the Put Option but is in default in respect of the balance of
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     US$4,000,000 which remains outstanding together with all sums due and accruing in respect of reasonable legal and other reasonable enforcement costs. Interest at the rates varying from 10 to 12.5 per cent per annum began running on the overdue balance on 15 April 1999 and as at 15 December 1999 interest of US$421,456.24 has accrued.

(C) On 15 April 1999 TIL and its subsidiaries entered into a Composite Guarantee and Debenture with CCL and separate Debentures under the laws of the British Virgin Islands and Bermuda respectively ("the Debentures") under which they created security over all their assets in favour of CCL in support of certain obligations including those in respect of the Put Option.

(D) On 1 September 1999, Telemonde issued a warrant (the "Warrant") to CCL under which CCL has the right to subscribe for 4,526,231 shares of common stock, US$.001 par value in the capital of Telemonde in accordance with the terms thereof.

(E) In view of TIL's default under the Put Option Telemonde, TIL and TIBL have agreed terms of forbearance on the part of CCL under the documents referred to above on the terms set out in this Deed.

NOW IT IS HEREBY AGREED as follows:

1. In consideration of CCL granting more time for TIL to pay the sums due under the Option Agreement and forbearing to take action against TIL and its subsidiaries pursuant to its rights under the Debentures, TIL and Telemonde agree with CCL as follows:
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(a)  On the date hereof Telemonde will procure that TIL will pay and TIL covenants to pay the sum of US$500,000 (US$ Five hundred thousand) by electronic fund transfer to CCL's bank account at

     Barclays Bank Plc
     75 Wall Street
     New York,
     NY 10265
     USA
     ABA# 026-002-574
     Swift Code: BARCUS33
     For credit to:
     Barclays Bank Plc
     P.O. Box 70
     Road Town, Tortola
     British Virgin Islands
     Swift Code: BARCBBBBATOR
     Account # 280-715-290
     For further credit to: Communications Collateral Limited
     Account #: 213-004-735

     in partial settlement of the obligations of TIL in respect of the price payable on the exercise of the Put Option;

(b) TIL and CCL hereby agree that, if the action and documents which are required to be taken and/or delivered under Clauses 1(a), 2 and 3 of this Agreement are taken and/or delivered in accordance with those Clauses, the terms of the Option Agreement are amended so that the balance of the price payable on the exercise of the Put Option remaining after the payment of US$500,000 in (a) above (being US$3,921,456.24) plus interest on all outstanding principal from 15 December 1999 until the date of payment calculated pursuant to the Option Agreement and further sums due and accruing in respect of the reasonable legal and other reasonable costs and expenses of enforcement (the "Balance") will be paid as follows:
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          (i)   if Telemonde makes a private placement of shares or debt of less than US$10 million and the proceeds are received by Telemonde before 15 February 2000 TIL will pay to CCL on receipt of the proceeds of that private placement a sum equal to the first US$2 million of those proceeds and 50 per cent of the excess of the proceeds over US$4 million or if less a sum equal to the Balance;

          (ii) if Telemonde makes a private placement of shares or debt of US$10 million or more and the proceeds are received by Telemonde before 15 February 2000 TIL will pay to CCL on receipt of the proceeds of that private placement a sum equal to the Balance;

          (iii) any part of the Balance which has not been paid by 15 February 2000 under (i) or (ii) above will be paid by TIL to CCL on 15 February 2000.

     Any part of the Balance which has not been paid by TIL to CCL by 15 February 2000 will continue to be an obligation under this Deed and the Option Agreement and interest and expenses shall continue to accrue thereon. Breach of any of the provisions of this Clause 1(b) will be a breach for the purposes of Clauses 4(b) and 4(c) of this Deed.

2. If the registration statement referred to in sub-clause 5(a) below is not filed and or the sums due in clause 1(b) are not paid on or before 15 February 2000 Telemonde will within seven days of such date procure the issue of a number of fully paid and non-assessable shares of common stock in the capital of Telemonde in the name of CCL on terms on which CCL will not be required to make any payment to Telemonde for those shares other than the consideration of its forbearance hereunder. The number of
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     shares to be issued under this Clause 2 shall be calculated by dividing the sum of US$500,000 by the Market Price Per Share (as such expression is defined in the Warrant) on the last trading day immediately prior to the date of registration provided that the provisions of this Clause 2 shall constitute an agreed penalty in addition to the obligation to pay the Balance (without prejudice to all CCL's rights arising by such a default including (without limitation) rights under clauses 3.2, 4(b) and 4(c) below)

3.1  On the execution of this deed:

     (a) execute and deliver to CCL a corporate guarantee in agreed form under which Telemonde will agree to guarantee all of the obligations of TIL under this Deed and in respect of the Put Option;

     (b) execute a deed in favour of CCL in agreed form and deliver to CCL under which Telemonde will undertake not to grant over its assets and to procure that its subsidiaries will not grant over their assets any security other than that which exists at the date hereof save for (i) any security granted in order to raise funds for the purpose of assisting Telemonde and its subsidiaries to fulfil the obligations under this Deed or the Put Option and (ii) any security granted by Equitel Communications Limited and its subsidiaries in the ordinary course of their business;

3.2 On execution of this Deed Telemonde will procure that TIBL will provide and TIBL covenants to provide CCL's solicitors with a letter on its headed notepaper and Activation Request Form signed (and expressed to be signed)
     by a duly authorised officer of TIBL and addressed to MCI WorldCom Global Networks US Inc provided that CCL undertakes not to forward the letter and/or Activation Request Form to MCI
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     WorldCom except in the event of a breach of Clause 1(b) and/or Clauses 3.1,
     3.3, 3.4 and/or 5(c) of this Deed.

     For the avoidance of doubt, TIBL hereby acknowledges that in the circumstances of such breach CCL will have the absolute right to transfer the Capacity (as defined in the Capacity Agreement) in accordance with the terms of the Capacity Agreement and TIBL agrees to provide all necessary consents to such a transfer if so requested in writing by CCL.

3.3 Mr Kevin Maxwell will on the date hereof execute and deliver a personal guarantee in favour of CCL to CCL of the obligations of TIL under this Deed and in respect of the Option Agreement in the agreed form under which Mr Maxwell's liability will be capped at US$900,000.

3.4 On or before 21 January 2000 Telemonde shall procure the delivery of a third party charge, substantially in the form annexed, in favour of CCL under which 400,000 free trading fully paid and non-assessable shares of common stock in the capital of Telemonde will be charged to CCL as security for the obligations of TIL under this Deed and the Option Agreement under which the rights of CCL under the charge cannot be enforced before 15 February 2000.

4.   TIL, TIBL and Telemonde agree that:

     (a) nothing in this Deed is intended to or will affect the rights of CCL against TIL under the Option Agreement (save as expressly amended in this Deed) and/or the rights of CCL against TIL and its subsidiaries (including TIBL) under the Debentures and
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     (b)  a default under clause 1(a) and/or clause 1(b) and/or a failure to procure the delivery of the third party charge in clause 3.4 of this Deed will be deemed to be an event of default under the Debentures entitling CCL to exercise all its rights thereunder provided that

     (c) CCL agrees not to enforce its rights under the Debentures (and any other security given to CCL in respect of the obligations of TIL under the Put Option) unless there is a breach of the provisions set out in Clause 1(a) and/or 1(b) and/or Clause 3.4 and/or Clause 5(c) and/or under any document or instrument referred to in Clauses 2 and 3 of this Deed or any further breaches under the documentation which TIL and/or its subsidiaries have entered into with CCL relating to the Capacity;

5. (a) Telemonde will procure that (i) the registration statement referred to in the Registration Rights Agreement between Telemonde and CCL dated 1 September 1999 will be filed with the Securities and Exchange Commission by not later than 15 February 2000 or, if later, the first date on which such a filing is lawfully permitted and thereafter shall exercise all good faith efforts to have such registration statement declared effective as soon as possible and (ii) such registration statement will additionally apply to such number of shares as are to be issued pursuant to Clause 5(c) less 1 million and Clause 2 (if any).

     (b) The definition of "Exercise Price" in the Warrant will be amended by the replacement of the figures "5.25" by the figures "2.70".

     (c) Telemonde will procure the issue of fully paid and non-assessable shares of common stock in the capital of Telemonde in the name of CCL on or before 17 January 2000 on terms on which CCL will not be required to make any
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          payment to Telemonde for these shares and the consideration for the issue shall be its forbearance hereunder without prejudice to CCL's rights arising under a default by TIL and/or any of its associated companies. The number of shares to be issued under this Clause 5(c) shall not be greater than 1.75 million and not less than 1.5 million and shall be calculated by dividing the sum of US$1,350,000 by the Market Price Per Share (as such expression is defined in the Warrant) on the last trading day immediately prior to the date of issue and adding one million to the result.

6.   For the avoidance of doubt it is hereby agreed and declared:

     (a) the Capacity Agreement and all CCL's and TIL's rights and obligations under it remain in full force and effect save only as expressly amended or modified by this Deed and

     (b) unless and until all sums payable to CCL pursuant to the Option Agreement (as amended by this Deed) are paid in full together with interest and costs all CCL's rights under the Capacity Agreement will remain in full force and effect save as specifically amended by this Agreement and

     (c) all amounts payable by TIL under this Deed are deemed to be Secured Liabilities as defined in the Debentures and nothing in this Deed will affect the security of CCL over the assets of TIL and its subsidiaries contained in the Debentures save as expressly provided in this Deed.

7. This Agreement may only be varied by written document signed by all the parties.
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8.   The obligations and liabilities of any party hereto shall not be prejudiced released or affected by any time or forbearance or indulgence, release or compromise given or granted by any person to whom such obligations and liabilities are owed or by any other person to such party or any other party so obliged or liable nor by any other matter or circumstance which (but for this provision) would operate to prejudice release or affect any such obligations except an express written release by all the parties to whom the relevant obligations and liabilities are owed or due.

9. This Agreement shall be governed by and construed in accordance with English Law and the parties hereby irrevocably submit themselves to the non-exclusive jurisdiction of the English, New York and US Federal Courts.

IN WITNESS whereof this Agreement has been duly executed and delivered as a deed by the parties the day and year first before written.
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EXECUTED and DELIVERED as a Deed                  )
by COMMUNICATIONS COLLATERAL                      )
LIMITED acting by its duly appointed attorney     )
Thomas Huser                                      )

EXECUTED and DELIVERED as a Deed                  )
by TELEMONDE INVESTMENTS LIMITED                  )
acting by                                         )

EXECUTED and DELIVERED as a Deed                  )
by TELEMONDE INTERNATIONAL                        )
BANDWIDTH LIMITED                                 )
acting by                                         )

EXECUTED and DELIVERED as a Deed                  )
by TELEMONDE INC                                  )  /s/ Kevin Maxwell
acting by                                         )

EXECUTED and DELIVERED as a Deed                  )
by KEVIN MAXWELL in the presence of:-             )  /s/ Kevin Maxwell

   /s/ F. Tutill
   FIONA TUTILL

   FLAT 10,
   OLD COURT
   ARBOUR LANE
   CHELMSFORD
   ESSEX CM1 7UF

   LEGAL SECRETARY

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EXECUTED and DELIVERED as a Deed                  )
by COMMUNICATIONS COLLATERAL                      )  /s/ Thomas C. Huser
LIMITED acting by its duly appointed attorney     )
Thomas Huser                                      )

EXECUTED and DELIVERED as a Deed                  )
by TELEMONDE INVESTMENTS LIMITED                  )
acting by                                         )

EXECUTED and DELIVERED as a Deed                  )
by TELEMONDE INTERNATIONAL                        )
BANDWIDTH LIMITED                                 )
acting by                                         )

EXECUTED and DELIVERED as a Deed                  )
by TELEMONDE INC                                  )
acting by                                         )

EXECUTED and DELIVERED as a Deed                  )
by KEVIN MAXWELL in the presence of:-             )

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          CCL's rights under the Capacity Agreement will remain in full force and effect save as specifically amended by this Agreement and

     (c) all amounts payable by TIL under this Deed are deemed to be Secured Liabilities as defined in the Debentures and nothing in this Deed will affect the security of CCL over the assets of TIL and its subsidiaries contained in the Debentures save as expressly provided in this Deed.

7. This Agreement may only be varied by written document signed by all the parties.

8. The obligations and liabilities of any party hereto shall not be prejudiced released or affected by any time or forbearance or indulgence, release or compromise given or granted by any person to whom such obligations and liabilities are owed or by any other person to such party or any other party so obliged or liable nor by any other matter or circumstance which (but for this provision) would operate to prejudice release or affect any such obligations except an express written release by all the parties to whom the relevant obligations and liabilities are owed or due.

9. This Agreement shall be governed by and construed in accordance with English Law and the parties hereby irrevocably submit themselves to the non-exclusive jurisdiction of the English, New York and US Federal Courts.

IN WITNESS whereof this Agreement has been duly executed and delivered as a deed by the parties the day and year first above written.

EXECUTED and DELIVERED as a Deed                  )
by COMMUNICATIONS COLLATERAL                      )
LIMITED acting by its duly appointed attorney     )
Thomas Huser                                      )

EXECUTED and DELIVERED as a Deed                  )
by TELEMONDE INVESTMENTS LIMITED                  )
acting by S. Williams, Director                   )  /s/ S Williams
          S. Jones, Director                      )  /s/ S Jones

EXECUTED and DELIVERED as a Deed                  )
by TELEMONDE INTERNATIONAL                        )
BANDWIDTH LIMITED                                 )
acting by S. Williams, Director                   )  /s/ S Williams
          S. Jones, Director                      )  /s/ S Jones

EXECUTED and DELIVERED as a Deed                  )
by TELEMONDE INC                                  )
acting by                                         )

EXECUTED and DELIVERED as a Deed                  )
by KEVIN MAXWELL in the presence of:-             )